BROKER & DISTRIBUTION AGREEMENT (CANADA)

June 1st , 2012

This agreement by and between:

ALIMENTS MSU FOODS CANADA INC
12950 Rue Brault
Mirabel,Quebec
Canada, J7J1P3.
Hereinafter known as the " Distributor ", and

CONO ITALIANO INC
2010 Parker Avenue
South Plainfield, NJ
07080, USA

Hereinafter known as the Principal
in accordance with and subject to the following:

Whereas the Principal is an exporter, manufacturer and seller, among other things of certain products as follows and desires to secure the services of a Distributor in the territory hereafter described, to negotiate the sales of described products in the Principal's name and for his account for all channels of trade in the Canadian Marketplace.

Whereas the Distributor is desirous of securing the rights to negotiate sales of the Principal's products in the specified territory and trade classes.

It is mutually agreed as follows:

1. The products that the Distributor is authorized to sell, are as specified on **SCHEDULE 1** of this agreement, or replacements of this document authorized in writing by the Principal.

2. The Principal hereby appoints the Distributor, and the Distributor hereby agrees to act as its sole and exclusive representative for negotiation of sales of the products hereinabove enumerated, subject to the terms, provisions and conditions hereof within the territories and boundaries and trade classes specified in **SCHEDULE 2** of this agreement:

3. The trade channels and accounts to be covered by the Distributor as agreed upon are detailed in **SCHEDULE 2** of this agreement.

4. The Distributor, will update the Principal two times a month or as needed with regard to appointment schedules, customer requests and sales reports.

5. The Distributor will use its best efforts to thoroughly and energetically market, sell and create a demand for the products within the said territory and trade channels.

6. All negotiations by the Distributor for the account of the Principal shall be conducted in accordance with such prices, terms, and conditions as specified by the Principal from time to time.

7. The Distributor further agrees to abide by and comply with all sales policy and operating regulations of the Principal, as issued from time to time, and will not obligate or contract on behalf of the Principal without first having received the authorization to do so from an Executive of the Principal in writing.

8. All orders taken from buyers by the Brokers shall be subject to the Principal's confirmation, and it is understood that the Distributor & Broker will not obligate or commit the Principal to the sale or delivery of products without the Principal's authorization and direction.

9. It is further agreed by both parties that the Principal will pay the Broker a commission according to the marketing business plan that will be built together with the Principal and exclusive importer in June 2012 for any direct sales negotiated on behalf of the Principal. All commissions will be payable to the Broker by the 15th of the month following the month in which the products were shipped and accepted by the customer.

10. The Principal reserves the right at all times to reject any and all orders because of unsatisfactory credit rating of the purchaser. Credit terms and limits are to be determined solely by the Principal. On sales of unrated new accounts the Broker will be required to provide credit information to the Principal for each order submitted. The Broker will also assist in the collection of past due accounts owed to the Principal by customers located in the Broker's territory.

11. The Principal will keep the Broker fully informed on all sales and promotional policies and programs affecting the specified territory.

12. The Broker will keep the Principal informed of current conditions in the territory and of any significant changes in the Broker's organization.

13. The Broker will promptly report all negotiations of sales of the products for the Principal upon submittal.

14. It is further understood that neither the Broker, Distributor nor its employees shall be considered employees of the Principal, and neither party shall in any event be held liable or accountable for any obligations incurred by either party other than as specified herein, it being specifically understood that the respective business of each of the parties shall be operated separately.

15. The Broker, Distributor and Principal agree that any and all information and documents relating to the business of the other are confidential and proprietary.

The duration of this agreement is NINTEEN (19) months beginning on June 1st, 2012 and terminates on December 31st, 2013. This agreement will automatically be renewed for a further 12 month period on each anniversary date (December 31st) without change unless changes are agreed to by both parties previous to the anniversary date, in writing. It is agreed upon by both parties that a minimum sales quota will be negotiated in November of each year for the subsequent year and that the non obtaining of yearly quotas would be a valid reason for termination of the agreement at the discretion of the Principal. The Principal and Distributor agree that the sales quota for the duration of this agreement will be FIFTEEN (15) forty foot containers for the Canadian market. In the event of dispute on future annual quotas, it is agreed by both the Principal and the Distributor that a 10% increase per year will be the minimum quota required.

ADDITIONAL CLAUSES:

A) The Principal and the Distributor mutually agree that this agreement can be drawn up in the English language.

B) The Principal and the Distributor agree that any disputes in this agreement will be under jurisdiction of USA law in the State of New Jersey.

C) The Principal agrees that the Distributor will retain the services of Brokers to assist in the launch and day to day responsibilities of the Distributor.

D) The Principal agrees that the price list given to the Distributor in March 2012 will be valid for the year 2012.

E) The Principal agrees that an official trade letter will be issued upon signature of this agreement addressed to the trade confirming the appointing of the Exclusive Distributor for the Canadian market.

SIGNATORY PAGE

Date:		**Date:**	8/11/12
Name:		**Name:**	Mitchell Brown
Title		**Title:**	CEO / President

ALIMENTS MSU FOODS CANADA INC
12950 Rue Brault Unit 100-101
Mirabel, Quebec
Canada,J7J1P3

CONO ITALIANO INC
2010 Parker Avenue
South Plainfield, NJ
07080,USA

SCHEDULE 1
PRODUCTS

1. **All products manufactured by or for Cono Italiano Inc**
2. **All private label or controlled label products manufactured by or for Cono Italiano**
3. **Any new additions of products or brand names manufactured or for Cono Italiano Inc**

SCHEDULE # 2
TERRITORY

A. Area / Territory Coverage

Country of Canada

B. Business Channels

Mass/Club Store
Drug Chain Channel
Food Service
Convenience and Gas
Retail / Grocery
Private labels
Gift

C. Current Account List

To be provided to Aliments MSU Foods Canada Inc by Cono Italiano Inc (if applicable)

D. Declared Programs by Customer on account basis

Not applicable

E. Existing Retail Pricing Model

To be provided by the Principal (if applicable)

SCHEDULE 3

AGENCY FEES
(Commissions)

COMMISSIONS: Not Applicable

BROKER & DISTRIBUTION AGREEMENT (UNITED STATES)

June 1st , 2012

This agreement by and between:

ALIMENTS MSU FOODS CANADA INC
12950 Rue Brault
Mirabel,Quebec
Canada, J7J1P3.

Hereinafter known as the " Distributor ", and

CONO ITALIANO INC
2010 Parker Avenue
South Plainfield, NJ
07080, USA

Hereinafter known as the Principal
in accordance with and subject to the following:

Whereas the Principal is an exporter, manufacturer and seller, among other things of certain products as follows and desires to secure the services of a Distributor in the territory hereafter described, to negotiate the sales of described products in the Principal's name and for his account for all channels of trade in the United States of America Marketplace with the exception of the food service channel.

Whereas the Distributor is desirous of securing the rights to negotiate sales of the Principal's products in the specified territory and trade classes.

It is mutually agreed as follows:

1. The products that the Distributor is authorized to sell, are as specified on **SCHEDULE 1** of this agreement, or replacements of this document authorized in writing by the Principal.

2. The Principal hereby appoints the Distributor, and the Distributor hereby agrees to act as ~~its~~ A DISTRIBUTOR sole and ~~exclusive~~ representative for negotiation of sales of the products hereinabove enumerated, subject to the terms, provisions and conditions hereof within the territories and boundaries and trade classes specified in **SCHEDULE 2** of this agreement:

3. The trade channels and accounts to be covered by the Distributor as agreed upon are detailed in **SCHEDULE 2** of this agreement.

4. The Distributor, will update the Principal two times a month or as needed with regard to appointment schedules, customer requests and sales reports.

5. The Distributor will use its best efforts to thoroughly and energetically market, sell and create a demand for the products within the said territory and trade channels.

6. All negotiations by the Distributor for the account of the Principal shall be conducted in accordance with such prices, terms, and conditions as specified by the Principal from time to time.

7. The Distributor further agrees to abide by and comply with all sales policy and operating regulations of the Principal, as issued from time to time, and will not obligate or contract on behalf of the Principal without first having received the authorization to do so from an Executive of the Principal in writing.

8. All orders taken from buyers by the Brokers shall be subject to the Principal's confirmation, and it is understood that the Distributor & Broker will not obligate or commit the Principal to the sale or delivery of products without the Principal's authorization and direction.

9. It is further agreed by both parties that the Principal will pay the Broker a commission according to the marketing business plan that will be built together with the Principal and ~~exclusive~~ importer in June 2012 for any direct sales negotiated on behalf of the Principal. All commissions will be payable to the Broker by the 15th of the month following the month in which the products were shipped and accepted by the customer. AND INVOICES PAID

10. The Principal reserves the right at all times to reject any and all orders because of unsatisfactory credit rating of the purchaser. Credit terms and limits are to be determined solely by the Principal. On sales of unrated new accounts the Broker will be required to provide credit information to the Principal for each order submitted. The Broker will also assist in the collection of past due accounts owed to the Principal by customers located in the Broker's territory.

11. The Principal will keep the Broker fully informed on all sales and promotional policies and programs affecting the specified territory.

12. The Broker will keep the Principal informed of current conditions in the territory and of any significant changes in the Broker's organization.

13. The Broker will promptly report all negotiations of sales of the products for the Principal upon submittal.

14. It is further understood that neither the Broker, Distributor nor its employees shall be considered employees of the Principal, and neither party shall in any event be held liable or accountable for any obligations incurred by either party other than as specified herein, it being specifically understood that the respective business of each of the parties shall be operated separately.

15. The Broker, Distributor and Principal agree that any and all information and documents relating to the business of the other are confidential and proprietary.

The duration of this agreement is NINTEEN (19) months beginning on June 1st, 2012 and terminates on December 31st, 2013. This agreement will automatically be renewed for a further 12 month period on each anniversary date (December 31st) without change unless changes are agreed to by both parties previous to the anniversary date, in writing. It is agreed upon by both parties that a minimum sales quota will be negotiated in November of each year for the subsequent year and that the non obtaining of yearly quotas would be a valid reason for termination of the agreement at the discretion of the Principal. The Principal and Distributor agree that the sales quota for the duration of this agreement will be FORTY (40) forty foot containers for the United States of America market. In the event of dispute on future annual quotas, it is agreed by both the Principal and the Distributor that a 10% increase per year will be the minimum quota required.

SCHEDULE 3

AGENCY FEES
(Commissions)

COMMISSIONS: Not Applicable

ADDITIONAL CLAUSES:

A) The Principal and the Distributor mutually agree that this agreement can be drawn up in the English language.

B) The Principal and the Distributor agree that any disputes in this agreement will be under jurisdiction of USA law in the State of New Jersey.

C) The Principal agrees that the Distributor will retain the services of Brokers to assist in the launch and day to day responsibilities of the Distributor.

D) The Principal agrees that the price list given to the Distributor in March 2012 will be valid for the year 2012.

E) The Principal agrees that an official trade letter will be issued upon signature of this agreement addressed to the trade confirming the appointing of the Exclusive Distributor for the United States market.

SIGNATORY PAGE

Date: ______________________	**Date:** August 11th 2012
Name: ______________________	**Name:** Mitchell Brown
Title ______________________	**Title:** CEO / President
ALIMENTS MSU FOODS CANADA INC **12950 Rue Brault Unit 100-101** **Mirabel, Quebec** **Canada,J7J1P3**	**CONO ITALIANO INC** **2010 Parker Avenue** **South Plainfield, NJ** **07080,USA**

SCHEDULE # 2
TERRITORY

A. Area / Territory Coverage

Country of United States of America

B. Business Channels

Mass/Club Store
Drug Chain Channel
Specific Accounts in the Food Service market(to be discussed)
Convenience and Gas
Retail / Grocery
Private labels
Gift

we ARE currently selling GAS STATIONS - need to DISCUSS

C. Current Account List

To be provided to Aliments MSU Foods Canada Inc by Cono Italiano Inc (if applicable)

D. Declared Programs by Customer on account basis

Not applicable

E. Existing Retail Pricing Model

To be provided by the Principal (if applicable)

SCHEDULE 1
PRODUCTS

1. **All products manufactured by or for Cono Italiano Inc**
2. **All private label or controlled label products manufactured by or for Cono Italiano**
3. **Any new additions of products or brand names manufactured or for Cono Italiano Inc**